                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: September 15, 2003
                                ----------------

                 Chase Manhattan Bank, USA National Association
                    on behalf of the Chase USA Master Trust
                     (formerly the Providian Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                       33-59922
                                       33-84844
                                       33-99462
                                       333-22131
                                       333-55817
                                       333-39856
United States                          000-22305              22-2382028
----------------------------    -------------------------    -----------------
(State or other jurisdiction    (Commission File Numbers)    (IRS Employer
of incorporation)                                            Identification No.)


         White Clay Center, Building 200, Newark, DE          19711
         -------------------------------------------          -------------
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events:

         Chase USA Master Trust is the issuer of a number of outstanding series of asset backed securities.

         On September 15, 2003, Chase Manhattan Bank USA, National Association ("Chase USA") distributed monthly payments to the holders of the Chase USA Master Trust Series 1997-2, Series 1999-1, Series 2000-1, Series 2000-2 and Series 2000-3. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit
20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

   Exhibits          Description
   --------          ---------------

   20.1 Monthly Reports with respect to the September 15, 2003 distribution

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the Chase USA Master Trust by the undersigned hereunto duly authorized.

                                           CHASE USA MASTER TRUST

                                           By: CHASE MANHATTAN BANK USA,
                                           NATIONAL ASSOCIATION
                                           as Servicer


                                           By:  /s/ Patricia M. Garvey
                                           -----------------------------------
                                           Patricia M. Garvey
                                           Vice President

Date: September 15, 2003

                                  EXHIBIT INDEX



      Exhibits          Description
      --------          --------------

      20.1 Monthly Reports with respect to the September 15, 2003 distribution